Janus Detroit Street Trust

The Long-Term Care ETF

Supplement dated July 23, 2021

to Currently Effective Prospectus

and Statement of Additional Information

The Board of Trustees of Janus Detroit Street Trust (the “Trust”) approved a plan to liquidate and terminate The Long-Term Care ETF (the “Fund”), effective on or about October 14, 2021 (the “Liquidation Date”). After the close of business on or about October 11, 2021, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on or about October 12, 2021. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 15, 2021. Termination of the Fund is expected to occur as soon as practicable following the liquidation.

Prior to and through the close of trading on The NASDAQ Stock Market LLC (“NASDAQ”) on October 11, 2021, the Fund will undertake the process of closing down and liquidating its portfolio. This process may result in the Fund holding cash and securities that may not be consistent with its investment objectives and strategies. During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on October 12, 2021 and the Liquidation Date, because shares will not be traded on NASDAQ, there may not be a trading market for the Fund’s shares.

Shareholders may sell shares of the Fund on NASDAQ until market close on October 11, 2021 and may incur typical transaction fees from their broker-dealer. Shares held as of the close of business on the Liquidation Date will be automatically redeemed for cash at the current net asset value. Proceeds of the redemption will be paid through the broker-dealer with whom you hold shares of the Fund. Shareholders will generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to, or along with, the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please retain this Supplement with your records.